[LETTERHEAD OF KRAMER LEVIN NAFTALIS & FRANKEL LLP]


                                October 30, 1998

The Ramirez Trust
61 Broadway
New York, New York 10006

     Re:    The Ramirez Trust
            Registration Statement on Form N-1A
            File No. 33-59083; ICA No. 811-08877
            ------------------------------------

Dear Gentlemen:

           We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-1A.

                                            Very truly yours,



                                         /s/Kramer Levin Naftalis & Frankel LLP